UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2026

Independence Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1835 Market Street, Suite 2601
Philadelphia, Pennsylvania, 19103
(Address of Principal Executive Office) (Zip Code)

(267) 270-4800
(Registrant’s telephone number, including area code)

N/A
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	IRT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

Independence Realty Trust, Inc. (“IRT” or the “Company”) is filing this Amendment No. 1 on Form 8-K/A, which amends the Company’s Form 8-K filed on September 9, 2026 (the “Initial Form 8-K”), solely for the purpose of correcting a typographical error contained in the EDGARized version of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 8, 2026, by and among IRT, Independence Realty Operating Partnership, LP, a Delaware limited partnership (“IRT OP”), Islanders OP Sub, LLC, a Delaware limited liability company and direct wholly owned subsidiary of IRT OP (“IRT OP Merger Sub”), Centerspace, a North Dakota real estate investment trust (“CSR”), and Centerspace, LP, a North Dakota limited partnership (“CSR OP”) that was filed as Exhibit 2.1 to the Initial Form 8-K.

The cross-reference “Section 8.01(g)” in Section 8.03(a)(iii) of the EDGARized version of the Merger Agreement filed as Exhibit 2.1 to the Initial Form 8-K is incorrect.  The correct cross-reference is to “Section 8.01(h).”

Exhibit 2.1 to the Initial Form 8-K should be disregarded.

The summary of the Merger Agreement contained in the Initial Form 8-K is qualified in its entirety by the full text of the Merger Agreement attached hereto as Exhibit 2.1, and the Merger Agreement attached hereto as Exhibit 2.1 is hereby incorporated by reference therein.

The Merger Agreement has been included to provide security holders and investors with information regarding its terms. It is not intended to provide any other factual information about IRT, CSR or any other person. The representations, warranties and covenants contained in the Merger Agreement were made solely for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders and investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of IRT or CSR. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in IRT’s or CSR’s public disclosures.

Important Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, IRT will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of CSR and IRT and a prospectus of IRT, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving CSR and IRT will be submitted to CSR’s shareholders and IRT’s shareholders for their consideration. This filing does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS, SHAREHOLDERS OF CSR AND STOCKHOLDERS OF IRT ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain the registration statement and the definitive joint proxy statement/prospectus free of charge from the SEC’s website or from CSR or IRT. The documents filed by CSR with the SEC may be obtained free of charge at CSR’s website at www.centerspacehomes.com or at the SEC’s website at www.sec.gov. The documents filed by IRT with the SEC may be obtained free of charge at IRT’s website at www.irtliving.com or at the SEC’s website at www.sec.gov. References to either of IRT’s or CSR’s websites do not constitute incorporation by reference of the information contained on the websites and is not, and should not be, deemed part of this filing.

Participants in the Solicitation

CSR, IRT, and certain of their respective trustees or directors, as applicable, and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CSR and stockholders of IRT in connection with the proposed transaction. Information regarding the interests of the trustees or directors, as applicable, and executive officers of CSR and IRT and other persons who may be deemed to be participants in the solicitation of shareholders of CSR and IRT in connection with the transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the definitive joint proxy statement/prospectus related to the transaction, which will be filed by CSR with the SEC. Information regarding CSR’s trustees and executive officers is available in its definitive joint proxy statement relating to its 2026 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2026, and other documents filed by CSR with the SEC. Information regarding IRT’s directors and executive officers is available in its definitive proxy statement relating to its 2026 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2026, and other documents filed by IRT with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC by CSR and IRT, respectively. Free copies of these documents may be obtained as described above under “Important Additional Information.”

No Offer or Solicitation

This filing shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01.         Financial Statements and Exhibits.

(d)          Exhibits

2.1
Agreement and Plan of Merger, dated as of September 8, 2026, among Independence Realty Trust, Inc., Independence Realty Operating Partnership, LP, Islanders Sub, LLC, Islanders OP Sub, LLC, Centerspace and Centerspace, LP.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. IRT agrees to furnish supplementally to the SEC a copy of any omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

September 23, 2026	By:	/s/ James J. Sebra
	Name:	James J. Sebra
	Title:	President and Chief Financial Officer

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